Vylor Inc.
Pro Forma Consolidated Statements of Operations 1
(Dollars in millions, except per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2026	2025	2026	2025
Net sales	$938	$944	$8,531	$8,235
Cost of goods sold	598	606	3,601	3,698
Research and development expense	268	234	773	720
Selling, general and administrative expenses	416	401	1,775	1,681
Amortization of intangibles	120	122	396	368
Restructuring and asset related charges - net	(1)	—	31	3
Separation costs	99	7	228	7
Other income (expense) - net	(10)	(67)	(231)	(66)
Interest expense	34	35	102	139
Income (loss) from continuing operations before income taxes	(606)	(528)	1,394	1,553
Provision for (benefit from) income taxes	(126)	(137)	387	324
Income (loss) from continuing operations after income taxes	(480)	(391)	1,007	1,229

Net income (loss) from continuing operations attributable to noncontrolling interests	—	—	2	1

Net income (loss) from continuing operations attributable to Vylor	$(480)	$(391)	$1,005	$1,228

Basic earnings (loss) per share of common stock:
Basic earnings (loss) per share of common stock	$(0.72)	$(0.58)	$1.50	$1.80

Diluted earnings (loss) per share of common stock:
Diluted earnings (loss) per share of common stock	$(0.72)	$(0.58)	$1.50	$1.80

Average number of shares outstanding used in earnings (loss) per share (EPS) calculation (in millions)
Basic	667.8	678.7	669.5	681.7
Diluted	667.8	678.7	670.7	683.1

1.See Article 11 Unaudited Pro Forma Consolidated Statements of Operations on Form 8-K filed with the SEC on November 12, 2026.

Vylor Inc.
Pro Forma Consolidated Balance Sheet 1
(Dollars in millions, except share amounts)

September 30, 2026
Assets
Current assets
Cash and cash equivalents	$1,312
Marketable securities	—
Accounts and notes receivable - net	3,356
Inventories	2,817
Other current assets	224
Total current assets	7,709
Investment in nonconsolidated affiliates	79
Property, plant and equipment	4,634
Less: Accumulated depreciation	2,180
Net property, plant and equipment	2,454
Goodwill	5,264
Other intangible assets	6,867
Deferred income taxes	49
Other assets	772
Total Assets	$23,194

Liabilities and Equity
Current liabilities
Short-term borrowings	$3,144
Accounts payable	1,910
Income taxes payable	52
Deferred revenue	373
Accrued and other current liabilities	1,109
Total current liabilities	6,588
Long-term debt	2,510
Other noncurrent liabilities
Deferred income tax liabilities	919
Pension and other post-employment benefits	89
Other noncurrent obligations	509
Total noncurrent liabilities	4,027

Commitments and contingent liabilities

Stockholders' equity
Common stock, $0.01 par value; 1,666,667,000 shares authorized; issued at September 30, 2026 - 667,304,000	7
Additional paid-in capital	14,042
Retained earnings (accumulated deficit)	—
Accumulated other comprehensive income (loss)	(1,476)
Total Vylor stockholders' equity	12,573
Noncontrolling interests	6
Total equity	12,579
Total Liabilities and Equity	$23,194
1.See Article 11 Unaudited Pro Forma Consolidated Balance Sheet on Form 8-K filed with the SEC on November 12, 2026.

Vylor Inc.
Pro Forma Consolidated Segment Information
(Dollars in millions, except share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
SEGMENT PRO FORMA NET SALES - AMERICAS [1]	2026	2025	2026	2025
Corn	$432	$382	$4,635	$4,428
Soybean	128	$172	1,764	1,755
Other oilseeds	14	$16	203	186
Other	39	$24	158	161
Americas	$613	$594	$6,760	$6,530

	Three Months Ended September 30,		Nine Months Ended September 30,
SEGMENT PRO FORMA NET SALES - REST OF WORLD [1]	2026	2025	2026	2025
Corn	$175	$204	$1,213	$1,188
Soybean	5	7	32	33
Other oilseeds	136	119	418	364
Other	9	20	108	120
Rest of World	$325	$350	$1,771	$1,705

	Three Months Ended September 30,		Nine Months Ended September 30,
GEOGRAPHIC PRO FORMA NET SALES	2026	2025	2026	2025
North America [2]	$226	$203	$5,989	$5,800
Latin America	387	391	771	730
Americas	613	594	6,760	6,530
EMEA [3]	267	262	1,468	1,370
Asia Pacific	58	88	303	335
Rest of World	$325	$350	$1,771	$1,705
Pro Forma Net Sales	$938	$944	$8,531	$8,235

1.See page 7 for definition of Vylor operating segments.
2.North America is comprised of the United States and Canada.
3.EMEA is comprised of Europe, the Middle East, and Africa.

Vylor Inc.
Reconciliation of Non-GAAP Measures
(Dollars in millions, except share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2026		2026
Pro Forma Net Sales (GAAP)	$938		$8,531
Add: Impacts from Currency and Portfolio / Other	(27)		(119)
Pro Forma Organic Sales (Non-GAAP)	$911		$8,412

	Three Months Ended September 30,		Nine Months Ended September 30,
PRO FORMA AND ADJUSTED PRO FORMA OPERATING EBITDA	2026	2025	2026	2025
Americas	$(84)	$(104)	$2,880	$2,597
Rest of World	92	134	555	568
Research and development [1]	(250)	(209)	(705)	(645)
Corporate expenses [1]	(27)	(23)	(67)	(59)
Adjusted Pro Forma Operating EBITDA (Non-GAAP)	$(269)	$(202)	$2,663	$2,461
Less: Management adjustments, excluding depreciation [2]	$(10)	$(20)	$(50)	$(60)
Pro Forma Operating EBITDA (Non-GAAP)	$(279)	$(222)	$2,613	$2,401

RECONCILIATION OF PRO FORMA INCOME (LOSS) FROM CONTINUING OPERATIONS TO PRO FORMA OPERATING EBITDA AND ADJUSTED PRO FORMA OPERATING EBITDA	Three Months Ended September 30,		Nine Months Ended September 30,
	2026	2025	2026	2025
Pro Forma Income (loss) from continuing operations after income taxes (GAAP)	$(480)	$(391)	$1,007	$1,229
Provision for (benefit from) income taxes on continuing operations	(126)	(137)	387	324
Pro Forma Income (loss) from continuing operations before income taxes (GAAP)	(606)	(528)	1,394	1,553
Depreciation and amortization	200	195	627	587
Interest income	(13)	(12)	(33)	(33)
Interest expense	34	35	102	139
Exchange (gains) losses - net [3]	10	81	235	106
Non-operating (benefits) costs - net [4]	(1)	1	15	3
Mark-to-market (gains) losses on certain foreign currency contracts not designated as hedges	(1)	—	14	—
Significant items (benefit) charge [5]	(1)	(1)	31	39
Separation costs	99	7	228	7
Pro Forma Operating EBITDA (Non-GAAP)	$(279)	$(222)	$2,613	$2,401
Management adjustments, excluding depreciation [2]	$10	$20	$50	$60
Adjusted Pro Forma Operating EBITDA (Non-GAAP)	$(269)	$(202)	$2,663	$2,461

1.Research and development expense and corporate expenses are presented net of management adjustments. See footnote 3 for further discussion of management adjustments.
2.Management adjustments reflects management’s estimates of certain incremental costs and cost savings associated with Vylor operating as an independent public company that are not reflected in Pro Forma Operating EBITDA. Management adjustments to arrive at Adjusted Pro Forma Operating EBITDA excludes additional depreciation expense of $3 million and $12 million for the three and nine months ended September 30, 2026, respectively and $4 million and $12 million for the three and nine months ended September 30, 2025, respectively.
3.See page A-13 for pre-tax and after tax impacts of exchange (gains) losses.
4.Non-operating (benefits) costs consists of non-operating pension and other post-employment benefit (OPEB) (credits) costs, tax indemnification adjustments and environmental remediation and legal costs associated with legacy businesses and sites. Tax indemnification adjustments relate to changes in indemnification balances, as a result of the application of the terms of the Tax Matters Agreement, between Corteva and Dow and/or DuPont that are recorded by the company as a pre-tax income or expense.
5.See page A-9 for pre-tax and after tax impacts of significant items.

Vylor Inc.
Reconciliation of Non-GAAP Measures
(Dollars in millions, except share amounts)

PRICE - VOLUME - CURRENCY ANALYSIS
REGION

	Q3 2026 vs. Q3 2025				Percent Change Due To:
	Pro Forma Net Sales Change (GAAP)		Pro Forma Organic Change [1] (Non-GAAP)		Price &			Portfolio /
	$	%	$	%	Product Mix	Volume	Currency	Other
North America	$23	11%	$25	12%	16%	(4)%	(1)%	—%
Latin America	(4)	(1)%	(21)	(5)%	2%	(7)%	4%	—%
Americas	19	3%	4	1%	7%	(6)%	2%	—%
EMEA	5	2%	(11)	(4)%	5%	(9)%	6%	—%
Asia Pacific	(30)	(34)%	(26)	(30)%	5%	(35)%	(4)%	—%
Rest of World	(25)	(7)%	(37)	(11)%	5%	(16)%	4%	—%
Total	$(6)	(1)%	$(33)	(3)%	6%	(9)%	2%	—%

1.Pro Forma Organic Sales is defined as price and volume and excludes currency and portfolio and other impacts, including significant items.

Vylor Inc.
Reconciliation of Non-GAAP Measures
(Dollars in millions, except share amounts)

AMERICAS
	Q3 2026 vs. Q3 2025				Percent Change Due To:
	Pro Forma Net Sales Change (GAAP)		Pro Forma Organic Change [1] (Non-GAAP)		Price &			Portfolio /
	$	%	$	%	Product Mix	Volume	Currency	Other
Corn	$50	13%	$35	9%	5%	4%	4%	—%
Soybean	(44)	(26)%	(44)	(26)%	10%	(36)%	—%	—%
Other oilseeds	(2)	(13)%	(2)	(13)%	11%	(24)%	—%	—%
Other	15	63%	15	63%	9%	54%	—%	—%
Total	$19	3%	$4	1%	7%	(6)%	2%	—%

REST OF WORLD
	Q3 2026 vs. Q3 2025				Percent Change Due To:
	Pro Forma Net Sales Change (GAAP)		Pro Forma Organic Change [1] (Non-GAAP)		Price &			Portfolio /
	$	%	$	%	Product Mix	Volume	Currency	Other
Corn	$(29)	(14)%	$(46)	(23)%	4%	(27)%	9%	—%
Soybean	(2)	(29)%	(2)	(29)%	15%	(44)%	—%	—%
Other oilseeds	17	14%	22	18%	6%	12%	(4)%	—%
Other	(11)	(55)%	(11)	(55)%	2%	(57)%	—%	—%
Total	$(25)	(7)%	$(37)	(11)%	5%	(16)%	4%	—%

TOTAL
	Q3 2026 vs. Q3 2025				Percent Change Due To:
	Pro Forma Net Sales Change (GAAP)		Pro Forma Organic Change [1] (Non-GAAP)		Price &			Portfolio /
	$	%	$	%	Product Mix	Volume	Currency	Other
Corn	$21	4%	$(11)	(2)%	5%	(7)%	6%	—%
Soybean	(46)	(26)%	(46)	(26)%	10%	(36)%	—%	—%
Other oilseeds	15	11%	20	15%	7%	8%	(4)%	—%
Other	4	9%	4	9%	6%	3%	—%	—%
Total	$(6)	(1)%	$(33)	(3)%	6%	(9)%	2%	—%

1.Pro Forma Organic Sales is defined as price and volume and excludes currency and portfolio and other impacts, including significant items.

Vylor Inc.
Reconciliation of Non-GAAP Measures
(Dollars in millions, except share amounts)

PRICE - VOLUME - CURRENCY ANALYSIS
REGION

	Nine Months 2026 vs. Nine Months 2025				Percent Change Due To:
	Pro Forma Net Sales Change (GAAP)		Pro Forma Organic Change [1] (Non-GAAP)		Price &			Portfolio /
	$	%	$	%	Product Mix	Volume	Currency	Other
North America	$189	3%	$180	3%	2%	1%	—%	—%
Latin America	41	6%	(13)	(2)%	5%	(7)%	8%	—%
Americas	230	4%	167	3%	3%	—%	1%	—%
EMEA	98	7%	21	2%	4%	(2)%	5%	—%
Asia Pacific	(32)	(10)%	(11)	(3)%	7%	(10)%	(7)%	—%
Rest of World	66	4%	10	1%	5%	(4)%	3%	—%
Total	$296	4%	$177	2%	3%	(1)%	2%	—%

1.Pro Forma Organic Sales is defined as price and volume and excludes currency and portfolio and other impacts, including significant items.

Vylor Inc.
Reconciliation of Non-GAAP Measures
(Dollars in millions, except share amounts)

AMERICAS
	Nine Months 2026 vs. Nine Months 2025				Percent Change Due To:
	Pro Forma Net Sales Change (GAAP)		Pro Forma Organic Change [1] (Non-GAAP)		Price &			Portfolio /
	$	%	$	%	Product Mix	Volume	Currency	Other
Corn	$207	5%	$154	3%	4%	(1)%	2%	—%
Soybean	9	1%	6	—%	—%	—%	1%	—%
Other oilseeds	17	9%	14	8%	8%	—%	1%	—%
Other	(3)	(2)%	(7)	(4)%	(6)%	2%	2%	—%
Total	$230	4%	$167	3%	3%	—%	1%	—%

REST OF WORLD
	Nine Months 2026 vs. Nine Months 2025				Percent Change Due To:
	Pro Forma Net Sales Change (GAAP)		Pro Forma Organic Change [1] (Non-GAAP)		Price &			Portfolio /
	$	%	$	%	Product Mix	Volume	Currency	Other
Corn	$25	2%	$(34)	(3)%	4%	(7)%	5%	—%
Soybean	(1)	(3)%	(4)	(12)%	5%	(17)%	9%	—%
Other oilseeds	54	15%	53	15%	7%	8%	—%	—%
Other	(12)	(10)%	(5)	(4)%	5%	(9)%	(6)%	—%
Total	$66	4%	$10	1%	5%	(4)%	3%	—%

TOTAL
	Nine Months 2026 vs. Nine Months 2025				Percent Change Due To:
	Pro Forma Net Sales Change (GAAP)		Pro Forma Organic Change [1] (Non-GAAP)		Price &			Portfolio /
	$	%	$	%	Product Mix	Volume	Currency	Other
Corn	$232	4%	$120	2%	4%	(2)%	2%	—%
Soybean	8	—%	2	—%	—%	—%	—%	—%
Other oilseeds	71	13%	67	12%	7%	5%	1%	—%
Other	(15)	(5)%	(12)	(4)%	(1)%	(3)%	(1)%	—%
Total	$296	4%	$177	2%	3%	(1)%	2%	—%

1.Pro Forma Organic Sales is defined as price and volume and excludes currency and portfolio and other impacts, including significant items.

Vylor Inc.
Significant Items
(Dollars in millions, except per share amounts)

SIGNIFICANT ITEMS BY SEGMENT (PRE-TAX)
	Three Months Ended September 30,		Nine Months Ended September 30,
	2026	2025	2026	2025
Americas	$—	$—	$—	$(40)
Rest of World	—	1	—	—
Corporate	1	—	(31)	1
Total significant items before income taxes	$1	$1	$(31)	$(39)

SIGNIFICANT ITEMS - PRE-TAX, AFTER TAX, AND EPS IMPACTS

	Pre-tax		After tax [6]		($ Per Share)
	2026	2025	2026	2025	2026	2025
1st Quarter
Restructuring and asset related charges - net [1]	$(29)	$(2)	$(23)	$(2)	$(0.03)	$—
AltEn facility remediation charges [2]	—	(37)	—	(27)	—	(0.04)
Income tax items [3]	—	—	—	55	—	0.08
1st Quarter – Total	$(29)	$(39)	$(23)	$26	$(0.03)	$0.04

2nd Quarter
Restructuring and asset related charges - net [1]	$(3)	$(1)	$(2)	$(1)	$—	$—
2nd Quarter – Total	$(3)	$(1)	$(2)	$(1)	$—	$—

3rd Quarter
Restructuring and asset related charges, net [1]	$1	$1	$1	$1	$—	$—
Income tax items [4]	—	—	(16)	—	(0.02)	—
3rd Quarter – Total	$1	$1	$(15)	$1	$(0.02)	$—

Year-to-Date Total [5]	$(31)	$(39)	$(40)	$26	$(0.06)	$0.04

1.Third, second and first quarter 2026 include restructuring and asset related benefits (charges) of $1, $(3) and $(29), respectively. The third, second and first quarter 2026 charges primarily relate to committed restructuring actions.
Third, second and first quarter 2025 include restructuring and asset related benefits (charges) of $1, $(1) and $(2), respectively. The charges primarily relate to committed restructuring actions.

2.First quarter 2025 includes a charge relating to the increase in the remediation accrual at the AltEn facility consisting of Vylor's estimated voluntary contribution to the solid waste and wastewater remedial action plans.

3.First quarter 2025 reflects a deferred tax benefit of $55 associated with a change in a legal entity's U.S. tax characterization.

4.The tax only significant item for the three and nine months ended September 30, 2026 was driven by legal entity restructuring activities associated with the Vylor Separation.

5.Earnings per share for the year may not equal the sum of quarterly earnings per share due to the changes in average share calculations.

6.Unless specifically addressed above, the income tax effect on significant items was calculated based upon the enacted tax laws and statutory income tax rates applicable in the tax jurisdiction(s) of the underlying non-GAAP adjustment.

Vylor Inc.
Reconciliation of Non-GAAP Measures
(Dollars in millions, except per share amounts)

Pro Forma and Adjusted Pro Forma Operating Earnings (Loss) Per Share (Non-GAAP)
Pro Forma Operating Earnings (Loss) per share ("EPS") is defined as earnings (loss) per common share from continuing operations – diluted, excluding the after-tax impact of significant items, the after-tax impact of separation costs, the after-tax impact of non-operating benefits (costs), the after-tax impact of amortization expense associated with intangible assets existing as of the Corteva Separation from DowDuPont, and the after-tax impact of net unrealized gain or loss from mark-to-market activity for certain foreign currency derivative instruments that do not qualify for hedge accounting. Adjusted Pro Forma Operating EPS is defined as Pro Forma Operating EPS adjusted for after-tax impact of management adjustments.

	Three Months Ended September 30,
	2026	2025	2026	2025
	$	$	EPS (diluted)	EPS (diluted)
Pro forma income (loss) from continuing operations attributable to Vylor (GAAP) [1]	$(480)	$(391)	$(0.72)	$(0.58)
Non-operating costs (benefits), after tax [2]	(1)	1	—	—
Amortization of intangibles (existing as of Corteva Separation), after tax	90	92	0.14	0.14
Mark-to-market losses (gains) on certain foreign currency contracts not designated as hedges, after tax	(1)	—	—	—
Significant items charge (benefit), after tax	15	(1)	0.02	—
Separation costs, after tax	89	7	0.13	0.01
Pro Forma Operating Earnings (Loss) (Non-GAAP) [3]	$(288)	$(292)	$(0.43)	$(0.43)
Management adjustments, after tax [4]	$5	$12	$0.01	$0.02
Adjusted Pro Forma Operating Earnings (Loss) (Non-GAAP)	$(283)	$(280)	$(0.42)	$(0.41)

	Nine Months Ended September 30,
	2026	2025	2026	2025
	$	$	EPS (diluted)	EPS (diluted)
Pro forma income (loss) from continuing operations attributable to Vylor (GAAP) [1]	$1,005	$1,228	$1.50	$1.80
Non-operating costs (benefits), after tax [2]	12	2	0.02	—
Amortization of intangibles (existing as of Corteva Separation), after tax	299	279	0.45	0.41
Mark-to-market losses (gains) on certain foreign currency contracts not designated as hedges, after tax	10	—	0.01	—
Significant items charge (benefit), after tax	40	(26)	0.06	(0.04)
Separation costs, after tax	194	7	0.29	0.01
Pro Forma Operating Earnings (Loss) (Non-GAAP) [3]	$1,560	$1,490	$2.33	$2.18
Management adjustments, after tax [4]	$29	$36	$0.04	$0.05
Adjusted Pro Forma Operating Earnings (Loss) (Non-GAAP)	$1,589	$1,526	$2.37	$2.23

1.See Unaudited Article 11 Pro Forma Consolidated Statements of Operations on Form 8-K filed with the SEC on November 12, 2026.
2.Non-operating costs (benefits) consists of non-operating pension and other post-employment benefit (OPEB) (credits) costs, tax indemnification adjustments and environmental remediation and legal costs associated with legacy businesses and sites. Tax indemnification adjustments relate to changes in indemnification balances, as a result of the application of the terms of the Tax Matters Agreement, between Corteva and Dow and/or DuPont that are recorded by the company as a pre-tax income or expense.
3.See page A-11 for the Non-GAAP reconciliation of Pro Forma Operating EBITDA to Operating Earnings (Loss) per share.
4.Management adjustments reflects management’s estimates of certain incremental costs and cost savings associated with Vylor operating as an independent public company that are not reflected in Pro Forma Operating Earnings.

Vylor Inc.
Pro Forma Operating EBITDA to Adjusted Operating EPS
(Dollars in millions, except per share amounts)

Pro Forma Operating EBITDA to Adjusted Operating EPS

	Three Months Ended September 30,		Nine Months Ended September 30,
	2026	2025	2026	2025
Pro Forma Operating EBITDA (Non-GAAP) [1]	$(279)	$(222)	$2,613	$2,401
Depreciation	(80)	(73)	(231)	(219)
Amortization of intangibles (post Corteva Separation)	(2)	(1)	(5)	(3)
Interest income	13	12	33	33
Interest expense	(34)	(35)	(102)	(139)
(Provision for) benefit from income taxes on continuing operations before significant items, separation costs, non-operating benefits (costs), amortization of intangibles (existing as of Corteva Separation), mark-to-market gains (losses) on certain foreign currency contracts not designated as hedges, and exchange gains (losses) (Non-GAAP) [1]	99	91	(564)	(479)
Base income tax rate from continuing operations (Non-GAAP) [1]	25.9%	28.5%	24.4%	23.1%
Exchange gains (losses), after tax [2]	(5)	(64)	(182)	(103)
Net (income) loss attributable to non-controlling interests	—	—	(2)	(1)
Pro Forma Operating Earnings (Loss) (Non-GAAP) [1]	$(288)	$(292)	$1,560	$1,490
Management adjustments, after tax[3]	5	12	29	36
Adjusted Pro Forma Operating Earnings (Loss) (Non-GAAP)	(283)	(280)	1,589	1,526
Diluted Shares (in millions)	667.8	678.7	670.7	683.1
Pro Forma Operating EPS (Non-GAAP) [1]	$(0.43)	$(0.43)	$2.33	$2.18
Adjusted Pro Forma Operating EPS (Non-GAAP) [1]	$(0.42)	$(0.41)	$2.37	$2.23

1.     See pages A-4 through A-8, A-10 and A-12 for Non-GAAP reconciliations.
2.     See page A-13 for pre-tax and after tax impacts of exchange gains (losses).
3. Management adjustments reflects management’s estimates of certain incremental costs and cost savings associated with Vylor operating as an independent public company that are not reflected in Pro Forma Operating Earnings (Loss).

Vylor Inc.
Reconciliation of Non-GAAP Measures
(Dollars in millions)

Reconciliation of Base Income Tax Rate to Effective Income Tax Rate
Base income tax rate is defined as the effective income tax rate less the effect of exchange gains (losses), significant items, separation costs, amortization of intangibles (existing as of Corteva Separation), mark-to-market (gains) losses on certain foreign currency contracts not designated as hedges, and non-operating (benefits) costs.

	Three Months Ended September 30,		Nine Months Ended September 30,
	2026	2025	2026	2025
Pro forma income before income taxes (GAAP)	$(606)	$(528)	$1,394	$1,553
Add: Significant items (benefit) charge [1]	(1)	(1)	31	39
Separation costs	99	7	228	7
Non-operating (benefits) costs	(1)	1	15	3
Amortization of intangibles (existing as of Corteva Separation)	118	121	391	365
Mark-to-market (gains) losses on certain foreign currency contracts not designated as hedges	(1)	—	14	—
Less: Exchange gains (losses) [2]	(10)	(81)	(235)	(106)
Pro forma income (loss) from continuing operations before income taxes, significant items, separation costs, non-operating (benefits) costs, amortization of intangibles (existing as of Corteva Separation), mark-to-market (gains) losses on certain foreign currency contracts not designated as hedges, and exchange gains (losses) (Non-GAAP)	$(382)	$(319)	$2,308	$2,073

Provision for (benefit from) income taxes on continuing operations (GAAP)	$(126)	$(137)	$387	$324
Add: Tax (expenses) benefits on significant items (benefit) charge [1]	(16)	—	(9)	65
Tax benefits on separation costs	10	—	34	—
Tax (expenses) benefits on non-operating (benefits) costs	—	—	3	1
Tax benefits on amortization of intangibles (existing as of Corteva Separation)	28	29	92	86
Tax (expenses) benefits on mark-to-market (gains) losses on certain foreign currency contracts not designated as hedges	—	—	4	—
Tax (expenses) benefits on exchange gains (losses) [2]	5	17	53	3
Provision for (benefit from) income taxes on continuing operations before significant items, separation costs, non-operating (benefits) costs, amortization of intangibles (existing as of Corteva Separation), mark-to-market (gains) losses on certain foreign currency contracts not designated as hedges, and exchange gains (losses) (Non-GAAP)	$(99)	$(91)	$564	$479

Effective income tax rate (GAAP)	20.8%	25.9%	27.8%	20.9%
Significant items, separation costs, non-operating (benefits) costs, amortization of intangibles (existing as of Corteva Separation), and mark-to-market (gains) losses on certain foreign currency contracts not designated as hedges effect	5.7%	1.1%	(3.1)%	3.3%
Tax rate from continuing operations before significant items, separation costs, non-operating (benefits) costs, amortization of intangibles (existing as of Corteva Separation), and mark-to-market (gains) losses on certain foreign currency contracts not designated as hedges	26.5%	27.0%	24.7%	24.2%
Exchange gains (losses), net effect [2]	(0.6)%	1.5%	(0.3)%	(1.1)%
Base income tax rate from continuing operations (Non-GAAP)	25.9%	28.5%	24.4%	23.1%
Management adjustments, net effect [3]	—%	0.2%	—%	0.1%
Base income tax rate from continuing operations, post-management adjustment (Non-GAAP)	25.9%	28.7%	24.4%	23.2%

1.See page A-9 for further detail on the significant items table.
2.See page A-13 for further details of exchange gains (losses).
3.Management adjustments reflects management’s estimates of certain incremental costs and cost savings associated with Vylor operating as an independent public company. Management adjustments, net effect includes tax provisions within management adjustments of $2 million and $9 million for the three and nine months ended September 30, 2026, respectively and $4 million and $7 million for the three and nine months ended September 30, 2025, respectively.

Vylor Inc.
(Dollars in millions, except per share amounts)

Pro Forma Exchange Gains/Losses
The Company routinely uses foreign currency exchange contracts to offset its net exposures, by currency, related to the foreign currency-denominated monetary assets and liabilities. The objective of this program is to maintain an approximately balanced position in foreign currencies in order to minimize, on an after-tax basis, the effects of exchange rate changes on net monetary asset positions. The hedging program gains (losses) are largely taxable (tax deductible) in the United States (U.S.), whereas the offsetting exchange gains (losses) on the remeasurement of the net monetary asset positions are often not taxable (tax deductible) in their local jurisdictions. The net pre-tax exchange gains (losses) are recorded in other income (expense) - net and the related tax impact is recorded in provision for (benefit from) income taxes on continuing operations in the Consolidated Statements of Operations.

	Three Months Ended September 30,		Nine Months Ended September 30,
	2026	2025	2026	2025
Subsidiary Monetary Position Gain (Loss)
Pre-tax exchange gain (loss)	$(1)	$(11)	$(8)	$(87)
Local tax (expenses) benefits	2	—	(1)	(1)
Net after-tax impact from subsidiary exchange gain (loss)	$1	$(11)	$(9)	$(88)

Hedging Program Gain (Loss)
Pre-tax exchange gain (loss)	$(9)	$(70)	$(227)	$(19)
Tax (expenses) benefits	3	17	54	4
Net after-tax impact from hedging program exchange gain (loss)	$(6)	$(53)	$(173)	$(15)

Total Exchange Gain (Loss) [1]
Pre-tax exchange gain (loss)	$(10)	$(81)	$(235)	$(106)
Tax (expenses) benefits	5	17	53	3
Net after-tax exchange gain (loss)	$(5)	$(64)	$(182)	$(103)

1. The "Total Exchange Gain (Loss)" is the sum of the "Subsidiary Monetary Position Gain (Loss)" and the "Hedging Program Gain (Loss)."

Corteva, Inc.
Consolidated Balance Sheets
(Dollars in millions, except share amounts)

	September 30, 2026	December 31, 2025	September 30, 2025
Assets
Current assets
Cash and cash equivalents	$3,932	$4,521	$2,509
Marketable securities	1	9	77
Accounts and notes receivable - net	7,491	6,371	7,784
Inventories	5,482	5,667	5,310
Other current assets	980	767	758
Total current assets	$17,886	$17,335	$16,438
Investment in nonconsolidated affiliates	147	160	141
Property, plant and equipment	9,840	9,551	9,633
Less: Accumulated depreciation	5,657	5,331	5,431
Net property, plant and equipment	4,183	4,220	4,202
Goodwill	10,416	10,465	10,512
Other intangible assets	7,845	8,301	8,428
Deferred income taxes	335	320	434
Other assets	2,219	2,044	2,043
Total Assets	$43,031	$42,845	$42,198

Liabilities and Equity
Current liabilities
Short-term borrowings	$3,988	$894	$2,685
Accounts payable	4,431	4,398	4,337
Income taxes payable	146	155	254
Deferred revenue	440	3,579	483
Accrued and other current liabilities	2,445	3,099	2,661
Total current liabilities	11,450	12,125	10,420
Long-term debt	3,458	1,686	1,688
Other noncurrent liabilities
Deferred income tax liabilities	567	251	373
Pension and other post-employment benefits	877	2,434	2,215
Other noncurrent obligations	1,942	1,963	2,041
Total noncurrent liabilities	6,844	6,334	6,317

Commitments and contingent liabilities

Stockholders' equity
Common stock, $0.01 par value; 1,666,666,667 shares authorized; issued at September 30, 2026 - 667,304,000; December 31, 2025 - 672,163,000; and September 30, 2025 - 676,755,000	7	7	7
Additional paid-in capital	26,934	27,001	27,039
Retained earnings (accumulated deficit)	533	(67)	834
Accumulated other comprehensive income (loss)	(2,981)	(2,797)	(2,661)
Total Corteva stockholders' equity	24,493	24,144	25,219
Noncontrolling interests	244	242	242
Total equity	24,737	24,386	25,461
Total Liabilities and Equity	$43,031	$42,845	$42,198

Corteva, Inc.
Consolidated Statements of Operations
(Dollars in millions, except per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2026	2025	2026	2025
Net sales	$2,458	$2,618	$13,742	$13,491
Cost of goods sold	$1,534	1,644	$6,624	6,918
Research and development expense	$397	351	$1,126	1,061
Selling, general and administrative expenses	$732	725	$2,773	2,632
Amortization of intangibles	$159	162	$513	485
Restructuring and asset related charges - net	$17	30	$158	131
Separation costs	$99	7	$230	7
Other income (expense) - net	$(34)	(23)	$(266)	95
Interest expense	$75	46	$158	134
Income (loss) from continuing operations before income taxes	$(589)	(370)	1,894	2,218
Provision for (benefit from) income taxes on continuing operations	$(62)	(62)	479	477
Income (loss) from continuing operations after income taxes	$(527)	(308)	1,415	1,741
Income (loss) from discontinued operations after income taxes	$(41)	(10)	(95)	(87)
Net income (loss)	$(568)	(318)	1,320	1,654

Net income (loss) attributable to noncontrolling interests	$2	2	9	8

Net income (loss) attributable to Corteva	$(570)	(320)	$1,311	1,646

Basic earnings (loss) per share of common stock:
Basic earnings (loss) per share of common stock from continuing operations	$(0.79)	$(0.46)	$2.10	$2.54
Basic earnings (loss) per share of common stock from discontinued operations	(0.06)	(0.01)	(0.14)	(0.13)
Basic earnings (loss) per share of common stock	$(0.85)	$(0.47)	$1.96	$2.41

Diluted earnings (loss) per share of common stock:
Diluted earnings (loss) per share of common stock from continuing operations	$(0.79)	$(0.46)	$2.10	$2.54
Diluted earnings (loss) per share of common stock from discontinued operations	(0.06)	(0.01)	(0.14)	(0.13)
Diluted earnings (loss) per share of common stock	$(0.85)	$(0.47)	$1.96	$2.41

Average number of shares outstanding used in earnings (loss) per share (EPS) calculation (in millions)
Basic	667.8	678.7	$669.5	681.7
Diluted	667.8	678.7	670.7	683.1